EXHIBIT 10.1
                    AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT
                          DATED AS OF DECEMBER 24, 1998

      WHEREAS on April 13 and April 23, 1998 each of the investors identified on Schedule A hereto ("Subscriber" or "Subscribers") had entered into a subscription agreement with BCAM International, Inc. (the "Company") relating to the investment by the Subscribers in securities of the Company (the "Subscription Agreement"); and

      WHEREAS, each of the Subscribers has purchased the Company Shares for the Purchase Price as identified on Schedule A hereto; and

      WHEREAS, the Company and Subscribers are desirous of amending the Subscription Agreements.

      NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

      1. Capitalized terms employed in this Amendment No. 1 (the "Amendment") shall have the same meanings as attributed to them in the Subscription Agreement.

      2. Except as modified herein, the Subscription Agreement and documents referred to therein, and all its terms and conditions remain in full force and effect. Unless otherwise indicated, the amendments set forth herein shall be deemed effective as of the date of the Subscription Agreement and the date hereof.

      3. Concurrently with the execution of this Amendment, the Company shall deliver to the Subscribers the amount of Company Stock ("Prior Reset Shares") set forth on Schedule A hereto. The Prior Reset Shares are granted all the rights and benefits accorded the Company Shares, including but not limited to the reissuance of the Securities without restrictive legend as described in
Section 4 of the Subscription Agreement, and the registration rights described in Section 10 of the Subscription Agreement. The Prior Reset Shares will be issued without restrictive legend and be free-trading and deemed included in the Company's registration statement on Form SB-2 declared effective by the Securities and Exchange Commission on August 13, 1998. The Purchase Price set forth on Schedule A hereto shall be deemed the Purchase Price for all the Company Shares set forth on Schedule A and the Prior Reset Shares (i.e. $.75 per Company Share).

      4. The Subscribers are granted Reset rights in connection with the aggregate $2,000,000 investment in Company Shares notwithstanding the Reset accomplished in connection with the August 14, 1998 Reset Date and partial Reset accomplished in
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connection with the October 13, 1998 Reset Date.

      5. Section 9(b) of the Subscription Agreement is deleted and replaced with the following:

            "During each calendar month commencing January 1, 1999 and ending December 2001, each Subscriber will be entitled to Reset up to 12-1/2 percent of such Subscriber's Purchase Price ("Reset Purchase Amount"). Any portion of the Purchase Price which the Subscriber has not elected to Reset when permitted will be subject to Reset at the Subscriber's election at any time thereafter even if the result would be a Reset of more than 12-1/2% of such Subscriber's Purchase Price during any calendar month. The date Notice of Reset identifying the Reset Purchase Amount is given to the Company via telecopier is a Reset Date."

      6. Section 9(c) of the Subscription Agreement is deleted and replaced with the following:

            "On each Reset Date a number of Company Shares will be calculated for the designated portion of the Reset Purchase Amount by dividing the Reset Purchase Amount by a number equal to seventy-three percent (73%) of the average closing bid price for the Common Stock on the NASDAQ SmallCap Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five trading days immediately preceding, but not including, the Reset Date (the "Reset Price"). If the Reset Price is less than $.75, then the Company will issue to the Subscriber the number of shares of Common Stock obtained by subtracting (y) the number of shares obtained by dividing the Reset Purchase Amount by $.75 from (z) the number of shares obtained by dividing the Reset Purchase Amount by the Reset Price."

      7. Section 9(e) of the Subscription Agreement is deleted and replaced with the following:

            "The Company agrees to deliver the Additional Shares to the Subscriber in hand, without restrictive legend and as free-trading Common Stock, no later than fourteen (14) days after the Reset Date (the "Delivery Date"). The Company understands that a delay in the delivery of the Additional Shares as unlegended, free-trading Common Stock beyond the Delivery Date could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late delivery of Additional Shares beyond the Delivery Date, in the amount of $100 per business day after the Delivery Date for each $10,000 of Designated Portion of Purchase Price for which a Reset has been calculated. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. The late payment charges described above shall be payable through the date the Additional Shares are received in hand by the Subscriber, or a rescission notice is given to the Company by the Subscriber pursuant to the next sentence of this paragraph. The Subscriber may rescind any Reset Notices at any time after the Delivery Date and prior to actual receipt by the Subscriber of the Additional Shares."

It is understood and agreed that until the effectiveness of the registration statement described in Section 8 below, Additional Shares over above the amount of Additional Shares already registered in the Form SB-2 registration statement described in Section 3 above, may be delivered with restrictive legend. The Company warrants and represents that the number of shares designated for each Subscriber on Schedule A hereto as "Registered Shares" are deliverable without restrictive legend. The foregoing sentence notwithstanding, the Company is not relieved from its obligation to diligently prepare and file and obtain a declaration of effectiveness for the registration statement described in Section 8 below.

      8. The Company's failure to file a registration statement with the Securities and Exchange Commission on or before April 15, 1999 (the "Filing Date"), and/or the failure of such registration statement to be declared effective prior to July 15, 1999 (the "Effective Date") registering for unrestricted public resale by the Subscribers, all Additional Shares issuable upon Reset, but not less than 10,000,000 Additional Shares (in proportion to the Subscribers' respective Purchase Prices), will be deemed a Registration Default as that term is employed in the Subscription Agreement. In the event a Registration Default occurs, Liquidated Damages will accrue from and after the Filing Date until the date the registration statement is accepted for filing by the Securities and Exchange Commission and from the Effective Date until the registration statement is actually declared effective by the Securities and Exchange Commission, as the case may be, at 2% for each 30 days or part thereof on such portion of the Purchase Price for which Reset Shares have not been so registered.

      9. The Subscribers are no longer obligated to purchase the Put Shares described in Section 11.2 of the Subscription Agreement.

      10. The Subscriber shall not be entitled to Reset that amount of Reset Purchase Amount in connection with that number of Additional Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Reset Date, and (ii) the number of Additional Shares issuable in connection with a particular Reset with respect to which the determination of this proviso is being made on such Reset Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

      11. This Amendment may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.

                                    BCAM INTERNATIONAL, INC.


                                    By:_________________________________

                                    AUSTOST ANSTALT SCHAAN


                                    By:_________________________________

                                    BALMORE FUNDS S.A.


                                    By:_________________________________

      10. The Subscriber shall not be entitled to Reset that amount of Reset Purchase Amount in connection with that number of Additional Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Reset Date, and (ii) the number of Additional Shares issuable in connection with a particular Reset with respect to which the determination of this proviso is being made on such Reset Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

      11. This Amendment may be executed in multiple counterparts, and by facsimile signature and may be delivered via telecopier.

                                    BCAM INTERNATIONAL, INC.


                                    By:_________________________________

                                    BEESTON INVESTMENTS LTD.


                                    By:_________________________________

                                    MANOR INVESTMENTS


                                    By:_________________________________

                                    ELLIS ENTERPRISES


                                    By:_________________________________

                                    EAST LANE CORPORATION LTD.


                                    By:_________________________________

                           AMENDMENT NO. 1 SCHEDULE A

                                                                    PRIOR
                                                                    RESET
                                                                    SHARES
                                  COMPANY           PURCHASE        REGISTERED
SUBSCRIBERS                       SHARES            PRICE           SHARES

AUSTOST ANSTALT SCHAAN            906,091           750,000         93,908
7440 Fuerstentum
Lichenstein
Landstrasse 163
Fax: 011-431-534532895

BALMORE FUNDS S.A.              1,026,903           850,000        106,429
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262

BEESTON INVESTMENTS LTD.          241,624           200,000         25,042
119 Rothschild Boulevard
Tel Aviv, Israel
Fax: 011-972-25600201

MANOR INVESTMENTS                 120,813           100,000         12,521
c/o Y. Englander
9 Aharonson Street
Bnei-Brak, Israel
Fax:

ELLIS ENTERPRISES                  60,407            50,000          6,261
42A Waterloo Road
London, England
NW2 7UF
Fax: 011-441-814509004

EAST LANE CORPORATION LTD.         60,407            50,000          6,261
5 Rehov Eloi
Jerusalem, Israel
Fax: 011-972-2-679-9266

TOTALS                          2,416,245         2,000,000        250,422